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                                                                    EXHIBIT 23.1

                         Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statements (Form S-8 Nos. 33-26053, 33-63962, 33-63964, 333-48155, and 333-46558) of our
report dated August 23, 2002. With respect to the financial statements of Rehabilicare Inc. included in the Annual Report (Form 10-K) for the year ended June 30, 2002.

                                                           /s/ Ernst & Young LLP


Minneapolis, Minnesota
September 26, 2002